                                                                     EXHIBIT 1.1

                         CTBI PREFERRED CAPITAL TRUST


                        FORM OF UNDERWRITING AGREEMENT
                                                                  April __, 1997

MORGAN KEEGAN & COMPANY, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
c/o Morgan Keegan & Company, Inc.
50 Front Street
Memphis, Tennessee 38103

Dear Sirs:

    CTBI Preferred Capital Trust (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Business Code, 12 Del. C. Section 3801 et seq.), and Community Trust Bancorp, Inc., a Kentucky corporation (the "Company", and together with the Trust, the "Offerors"), as depositor of the Trust and as guarantor, propose, upon the terms and conditions set forth herein, to issue and sell 1,200,000 shares of ___% Cumulative Trust Preferred Securities (with a liquidation amount equal to $25 per Preferred Security) to Morgan Keegan & Company, Inc. and J.J.B. Hilliard, W.L. Lyons, Inc. (collectively, the "Underwriters"), severally and not jointly, in the respective amounts set forth on Schedule A hereto (the "Firm Preferred Securities") and, at the election of the Underwriters, up to an additional 180,000 shares of such securities (the "Option Preferred Securities") solely to cover over-allotments, if any. The Firm Preferred Securities and the Option Preferred Securities are herein collectively referred to as the "Preferred Securities."

    The Preferred Securities and Common Securities (as defined herein) are to be issued pursuant to the terms of an Amended and Restated Trust Agreement, dated as of April __, 1997 (the "Trust Agreement"), among the Company, as depositor, Jean R. Hale and Richard M. Levy, as administrative trustees (the "Administrative Trustees"), State Street Bank and Trust Company ("Trust Company"), as property trustee ("Property Trustee"), and Wilmington Trust Company, as Delaware trustee ("Delaware Trustee" and, together with the Property Trustee and the Administrative Trustees, the "Trustees"), and the holders from time to time of undivided interests in the assets of the Trust. The Preferred Securities will be guaranteed by the Company on a subordinated basis and subject to certain limitations with respect to distributions and payments upon liquidation, redemption or otherwise (the "Guarantee") pursuant to a Guarantee Agreement, dated as of April __, 1997 (the "Guarantee Agreement"), between the Company and Trust Company, as trustee (the "Guarantee Trustee"). The assets of the Trust will consist of ____% Subordinated Debentures, due March 31, 2027 (the "Subordinated Debentures"), of the Company which will be issued under a Subordinated Indenture, dated as of April __, 1997 (the "Indenture"), between the Company and Trust Company, as indenture trustee (the "Indenture Trustee"). Under certain circumstances, the Subordinated Debentures will be distributable to the holders of undivided beneficial interests in the assets of the Trust.
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    Section 1.  Representations and Warranties of the Offerors.  The Offerors
jointly and severally represent and warrant to and agree with each of the Underwriters that:

    (a) The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333- _____) and a related preliminary prospectus for the registration of (i) the Preferred Securities, (ii) the Guarantee and (iii) the Subordinated Debentures under the Securities Act of 1933, as amended (the "1933 Act"), and the applicable rules and regulations thereunder (the "1933 Act Regulations"). The Company and the Trust have prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the 1933 Act by the Commission, and no stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Offerors, threatened by the Commission. The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement became effective (the "Effective Time") including any prospectus included with such Registration Statement, each document incorporated therein by reference and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus included in the Registration Statement at the Effective Time and each document incorporated therein by reference. The term "Prospectus" as used in this Agreement shall mean the final prospectus relating to the Preferred Securities in the form in which it is filed with the Commission after the date hereof pursuant to Rule 424(b) of the 1933 Act Regulations and each document incorporated therein by reference. The term "Rule 430A Information" means information with respect to the Preferred Securities and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration Statement when it became effective.

    (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus and any amendment or supplement thereto, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions

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made in reliance upon and in conformity with information furnished in writing to the Offerors by an Underwriter expressly for use in the Registration Statement.

    (c) When the Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement becomes effective, when any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the Prospectus and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, and (ii) neither the Registration Statement, the Prospectus nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (A) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), of the Property Trustee, the Indenture Trustee and the Guarantee Trustee, and (B) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by an Underwriter expressly authorizing its use in the Registration Statement.

    (d) Each document incorporated by reference in the Registration Statement (an "Incorporated Document"), as of the date such Incorporated Document was filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and when read together with the other information in the Preliminary Prospectus or Prospectus (as applicable), as of the date hereof and at the Closing Time, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and when read together with the other information in the Prospectus, as of the date hereof and at the Closing Time, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (e) The conditions for the use by the Company and the Trust of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied and the Company and the Trust are entitled to use such form for the transactions contemplated herein.

    (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Kentucky with all requisite

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corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its consolidated subsidiaries taken as a whole. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

    (g) The subsidiaries of the Company that are engaged in the banking business, savings and loan business or trust business are listed on Schedule B hereto (the "Principal Subsidiaries"). Each of the Principal Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Principal Subsidiaries is authorized to transact business in each of the jurisdictions in which the ownership or leasing of its properties or the nature of or conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its consolidated subsidiaries taken as a whole. All of the issued and outstanding shares of capital stock of each Principal Subsidiary has been duly authorized and validly issued, and is fully paid and non-assessable and is owned by the Company free and clear of any security interest, pledge, lien or other encumbrance except for the pledge of the shares of Community Trust Bank, FSB, one of the Principal Subsidiaries, pursuant to a revolving credit agreement of the Company.

    (h) The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or in equity (the "Permitted Exceptions").

    (i) The Trust Agreement has been duly qualified under the 1939 Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee, the Trust Agreement will, as of the Closing Time, be a valid and binding agreement of the Company and the Administrative Trustees, enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

    (j) The Guarantee has been duly qualified under the 1939 Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company, the Guarantee will, as of the Closing Time, be a valid and binding agreement of the Company,

                                       4
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enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

    (k) The Subordinated Debentures have been duly authorized and, when executed by the Company, authenticated by the Indenture Trustee, issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

    (l) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued undivided beneficial interests in the assets of the Trust, and the issuance of such Preferred Securities will not be subject to any preemptive or similar rights. The Common Securities to be issued to the Company have been authorized by the Trust Agreement and, when executed in accordance with the terms of the Trust Agreement and delivered to the Company against payment therefor as described in the Registration Statement and the Prospectus, will represent validly issued undivided beneficial interests in the assets of the Trust.

    (m) This Agreement has been duly authorized, executed and delivered by each of the Offerors and constitutes a valid and binding agreement of each of them, enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions and except to the extent enforcement of the indemnification provisions set forth in Section 6 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

    (n) No authorization, approval, consent or order of, or any filing or declaration with, any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Subordinated Debentures or the Guarantee hereunder or the consummation of the transactions contemplated hereby, except as may have been obtained under the 1933 Act and the 1933 Act Regulations, the 1939 Act and the rules and regulations thereunder and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Preferred Securities and such as may be required under state securities laws.

    (o) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

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    (p)   The Company's obligations under the Guarantee Agreement are subordinate and junior in right of payment to all liabilities of the Company and are pari passu with the most senior preferred stock issued by the Company.

    (q) The Subordinated Debentures are subordinated and junior in right of payment to all "Senior Obligations" (as defined in the Indenture) of the Company.

    (r) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Principal Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Principal Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Principal Subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company or any Principal Subsidiary, or any applicable law, administrative regulation or administrative or court decree.

    (s) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best knowledge of the Offerors, threatened, against or affecting the Company, any Principal Subsidiary or the Trust that is required to be disclosed in the Prospectus, other than actions, suits or proceedings that are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of the Company or the Trust, whether or not arising in the ordinary course of business.

    (t) The Trust possesses adequate certificates, authorities or permits issued by the appropriate state, federal or local regulatory agencies or bodies to conduct the business now operated by it, and the Trust has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Trust.

    (u) The execution, delivery and performance of this Agreement, the issuance and sale of the Preferred Securities and the Common Securities, and the consummation of the transactions contemplated herein and compliance by the Trust with its obligations hereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the

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Trust and do not and will not result in any violation of the Trust Agreement or
Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, or any of its properties (except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, be materially adverse to the Trust, or materially adverse to the transactions contemplated by this Agreement).

    (v) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Company's capital stock contained in the Prospectus.

    (w) The financial statements of the Company and its consolidated subsidiaries included or incorporated in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flows for the Company and its consolidated subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and the Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company or the Principal Subsidiaries, or (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company or the Principal Subsidiaries other than developments, if any, generally affecting the banking business in the United States.

    (x) Ernst & Young, who have examined and are reporting upon the audited financial statements and schedules included in the Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

    (y) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

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    (z)   Each of the Company's and the Principal Subsidiaries' respective systems of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Principal Subsidiaries' financial statements; and, none of the Company, the Principal Subsidiaries, or any employee or agent thereof, has made any payment of funds of the Company or the Principal Subsidiaries, or received or retained any funds and no funds of the Company or the Principal Subsidiaries, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

    (aa) Neither of the Offerors is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


    Section 2. Sale and Delivery of the Preferred Securities to the Underwriters; Closing.

    (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each of the Underwriters the Firm Preferred Securities, and each Underwriter agrees, severally and not jointly, to purchase from the Trust the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule A, at a price per Capital Security of $25 per share. In the event and to the extent that the Underwriters shall exercise the election to purchase Option Preferred Securities as provided below, the Trust agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Trust, at the same purchase price per Capital Security set forth in the first sentence of this Section 2, the number of shares of Option Preferred Securities as to which such election shall have been exercised. If the option is exercised as to all or any portion of the Option Preferred Securities, the Option Preferred Securities as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in proportion to their purchases of the Firm Preferred Securities.

    As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at the Closing Time and the Date of Delivery, if applicable, to Morgan Keegan & Company, Inc., for the accounts of the several Underwriters, an amount equal to $[__] per Capital Security for the Preferred Securities to be delivered at the Closing Time and on the Date of Delivery, respectively.

    (b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 180,000

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shares of Option Preferred Securities at the same purchase price as shall be applicable to the Firm Preferred Securities. The option hereby granted will expire if not exercised within the thirty (30) day period after the date of the Prospectus by giving written notice to the Trust. The option granted hereby may be exercised in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Preferred Securities. The notice of exercise shall set forth the number of Option Preferred Securities as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than three full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Preferred Securities, the Option Preferred Securities as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in proportion to their purchases of the Firm Preferred Securities.

     (c) Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Preferred Securities shall be made at the offices of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103 or at such other place as shall be agreed upon by the Company, the Trust and you, at 10:00 a.m., either (i) on the third full business day after the execution of this Agreement, or (ii) at such other time not more than ten full business days thereafter as you, the Company and the Trust shall determine (unless, in either case, postponed pursuant to the term hereof), (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Preferred Securities are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Preferred Securities shall be made at the offices of Morgan Keegan & Company, Inc. in the manner set forth above, or at such other place as the Company, the Trust and you shall determine, on the Date of Delivery as specified in the notice from you to the Trust. Payment for the Firm Preferred Securities and the Option Preferred Securities shall be made to the Trust by wire transfer in same-day funds to the accounts designated to the Underwriters in writing by the Trust against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

    At the Closing Time and the Date of Delivery, if applicable, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under this Section 2 hereof by wire transfer in same-day funds to the account or accounts designated to the Company in writing by Morgan Keegan & Company, Inc., on behalf of the several Underwriters.

    (d) The Preferred Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Preferred Securities in book entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Preferred Securities to Morgan Keegan & Company, Inc. for the account of each

Underwriter, against payment to the Trust as provided in Paragraph (c) of this
Section 2.

    (e) You intend to offer the Preferred Securities to the public as set forth in the Prospectus, but after the initial public offering of such Preferred Securities you may in your discretion vary the public offering price.

    Section 3. Certain Covenants of the Company and the Trust. The Company and the Trust covenant and agree with each Underwriter as follows:

    (a) The Trust and the Company will prepare the Prospectus in a form approved by the Underwriters, will comply with the requirements of Rule 430A and will file such Prospectus with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement. The Trust and the Company will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have become effective and of the filing of the Prospectus pursuant to Rule 424(b), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for such purpose. The Trust and the Company will make every reasonable effort to prevent the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

    (b) The Trust and the Company will deliver to the Underwriters one manually executed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference into the Prospectus), such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus by without exhibits) as such Underwriters may reasonably request and copies of each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus.

    (c) The Trust and the Company will furnish to the Underwriters, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such additional number of copies of the Prospectus (as amended or supplemented, if applicable) as they may reasonable request for the purposes contemplated by the 1933 Act or the 1933 Act Regulations.

    (d) The Trust and the Company will deliver to the Underwriters notice of their intention to prepare or file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus which the Trust and the Company propose for use by the Underwriters in connection with the offering of the Preferred Securities and which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, will furnish the Underwriters and counsel for the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

    (e) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus (as then amended or supplemented) in order to ensure that the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or it is necessary to amend or supplement the Prospectus to comply with the 1933 Act or any other law, the Company and the Trust will forthwith prepare and furnish, at the Company's expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Prospectus will comply with the 1933 Act or such other law, as the case may be.

    (f) The Trust and the Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act.

    (g) The Company and the Trust will use their respective best efforts to qualify the Preferred Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Underwriter shall reasonably request and to pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and the printing of any memoranda concerning the aforesaid qualification; provided, however, that neither Offeror shall be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where they are not now subject.

    (h) During the period beginning on the date hereof and continuing to and including the Date of Delivery, the Company and the Trust will not to offer, sell, contract to sell or otherwise dispose of (other than in an offering made exclusively outside the United

States) any securities of the Company or the Trust substantially similar to the Preferred Securities or any securities convertible into or exchangeable for the Preferred Securities without the prior written consent of the Underwriters.

    (i) During the period when the Preferred Securities are outstanding, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the 1940 Act.

    (j) Neither the Company nor the Trust shall enter into any contractual agreement with respect to the distribution of the Preferred Securities except for the arrangements with the Underwriters.

    (k) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 90 days after the close of the period covered thereby, an "earning statement" (which need not be audited) complying with the provisions of Rule 158 of the 1933 Act Regulations and, covering a period of at least 12 consecutive months beginning on the first day of the Company's first full fiscal quarter after the effective date (as defined in Rule 158) of the Registration Statement.

    (l) The Company and the Trust will use proceeds received from the sale of the Preferred Securities in the manner specified in the Prospectus under "Use of Proceeds."

    (m) For a period of five years after the Closing Time the Trust and the Company will furnish to the Underwriters copies of all reports and communications delivered to the Trust's shareholders or to holders of the Preferred Securities and will also furnish copies of all reports (excluding exhibits) filed with the Commission on Forms 8-K, 10-Q and 10-K, and all other reports and information furnished to its shareholders generally, not later than the time such reports are first furnished to its shareholders generally.


    Section 4. Payment of Expenses. The Company will pay and bear all costs, fees and expenses incident to the performance of the Offerors obligations under this Agreement (excluding fees and expenses of counsel for the Underwriters, except as specifically set forth below), including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses, the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Indenture, the Guarantee Agreement, the Trust Agreement, the certificates representing the Preferred Securities, the Blue Sky Memoranda and any instruments or documents relating to any of the foregoing, (c) the issuance and delivery of the Preferred Securities to the Underwriters, including any transfer taxes payable upon the sale of the Preferred Securities to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Company's and the Trust's counsel and accountants, (e) the qualification of the Preferred Securities, the Subordinated Debentures and the Guarantee under the applicable securities laws in accordance with the terms of this Agreement, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Memoranda, (f) all costs, fees and expenses in connection with the notification to the Nasdaq Stock Market of the proposed issuance of the Preferred Securities,
(g) filing fees relating to the review of the offering by the NASD, (h) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement, (i) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Preferred Securities reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Preferred Securities to the public, (j) the fees and expenses of the Indenture Trustee, the Guarantee Trustee and the Trustees, including the fees and disbursements of counsel for any such Trustees, (k) any fees payable in connection with the ratings, if any, of the Preferred Securities and Subordinated Debentures, and (l) all other costs and expenses incident to the performance of the Company's or the Trust's obligations hereunder (including costs incurred in closing the purchase of the Option Preferred Securities, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications.

    If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses, including fees and disbursements of Underwriters' counsel, reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Preferred Securities.


    Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for (i) the Firm Preferred Securities that they have respectively agreed to purchase pursuant to this Agreement (and any Option Preferred Securities as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing
Time) at the Closing Time and (ii) the Option Preferred Securities at the Date of Delivery of the Option Shares, are subject to the accuracy of the representations and warranties of the Offerors contained herein as of the Closing Time or the Date of Delivery, as the case may be, and to the accuracy of the representations and warranties of the Offerors contained in certificates of any officer of the Company or trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

    (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Offerors, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the

Underwriters. If the Company and the Trust have elected to rely upon Rule 430A, a Prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b) At the Closing Time, you shall have received a favorable opinion of Greenebaum Doll & McDonald PLLC, counsel for the Company and the Trust, dated as of the Closing Time, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Kentucky withh the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered as a banking holding company under the Bank Holding Company Act of 1956, as amended. The Company is qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its consolidated subsidiaries taken as a whole.

     (ii) Each of the Principal Subsidiaries is validly existing and in good standing under the laws of the jurisdiction of its organization. Each such entity has all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its consolidated subsidiaries taken as a whole.

     (iii) All of the issued and outstanding shares of capital stock of each Principal Subsidiary has been duly authorized and validly issued, and is fully paid and non-assessable and the Company is the sole record owner of the outstanding capital stock of each of the Principal Subsidiaries.

     (iv) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the

             Underwriters, constitutes a valid and binding agreement of the Company, enforceable i n accordance with its terms, except to the extent enforceability may be limited by the Permitted Exceptions and except to the extent that enforcement of the indemnification provisions set forth in Section 6 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

     (v) No authorization, approval, consent or order of, or filing or declaration with, any court or governmental agency or body is necessary for the valid authorization, issuance, sale and delivery of the Preferred Securities, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the 1933 Act and the 1933 Act Regulations, the 1939 Act and the rules and regulations thereunder and such as may be necessary under state securities laws or required by the NASD in connection with the purchase and distribution of the Preferred Securities by the Underwriters, as to which such counsel need express no opinion.

     (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving notice or the passage of time or both) constitute a default under, the charter or by-laws of the Company or the Principal Subsidiaries, respectively, or, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Principal Subsidiaries, respectively, is a party or to which the Company or the Principal Subsidiaries, respectively, any of their respective properties or other assets, is subject; or, to such counsel's knowledge, any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body; or to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

     (vii) The statements set forth in the Registration Statement and the Prospectus under the captions "Description of Preferred Securities," "Description of Subordinated Debentures," "Description of Guarantee" and "Relationship among the Preferred Securities, the Subordinated Debentures and the Guarantee," insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters described therein.

     (viii) The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

     (ix) The Trust Agreement has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee, the Trust Agreement is a valid and binding agreement of the Company and the Administrative Trustees enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

     (x) The Guarantee has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

     (xi) The Subordinated Debentures have been duly authorized and executed by the Company and, when authenticated by the Indenture Trustee, in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforceability may be limited by the Permitted Exceptions.

     (xii) To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Principal Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, that are required to be described in the Registration Statement or the Prospectus but are not described as required.

     (xiii) The Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the 1933 Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, appear on their face to conform as to form in all material respects with the requirements of the

             1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations thereunder.

     (xiv) The statements of law or legal conclusions and opinions set forth in the Registration Statement under the caption "Certain United States Federal Income Tax Consequences," subject to the assumptions and conditions described therein, constitute such counsel's opinion.

     (xv) The Trust is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the 1940 Act.

     (xvi) The descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings are accurate and present fairly a summary of the information required to be shown under the 1933 Act and the 1933 Act Regulations.

     Such counsel also shall state that they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to the Closing Time or the Date of Delivery, as the case may be, on its effective date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Closing Time or the Date of Delivery, as the case may be, as of its issue date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering the opinions set forth in Section 5(b), such counsel may rely on the following:

                  (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

                  (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions, having custody of documents respecting the existence or good standing of the Company provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel. The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

    (c) At the Closing Time, you shall have received a favorable opinion from King & Spalding counsel for the Underwriters, dated as of the Closing Time, with respect to the issuance and sale of the Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

    (d) The favorable opinion of Richards, Layton & Finger, special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Common Securities.

          (ii) Assuming due authorization, execution and delivery by the Company and the Trustees, the Trust Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by the Permitted Exceptions.

          (iii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent undivided beneficial interests in the assets of the Trust.

          (iv) The Preferred Securities have been duly authorized by the Trust Agreement and are validly issued and, subject to the terms of the Trust Agreement, when delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will, subject to the terms of the Trust Agreement, be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

          (v)    This Agreement has been duly authorized by the Trust.

          (vi) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and the compliance by the Trust with its obligations hereunder will not violate (A) any of the provisions of the Certificate of Trust or the Trust Agreement or (B) any applicable Delaware law or administrative regulation.

    (e) The favorable opinion of Richards, Layton & Finger, special Delaware counsel to the Delaware Trustee, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Trust Agreement.

          (ii) The execution, delivery and performance by the Delaware Trustee of the Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes the legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as enforceability thereof may be limited by the Permitted Exceptions.

          (iii) The execution, delivery and performance of the Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of the articles of organization or bylaws of the Delaware Trustee.

          (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Trust Agreement.

    (f) The favorable opinion, dated as of Closing Time, of Bingham Dana & Gould, counsel of Trust Company, as Indenture Trustee under the Indenture, as Guarantee Trustee under the Guarantee Agreement, and as Property Trustee under the Trust Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) Trust Company is a state chartered trust company, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Trust Agreement, the Indenture and the Guarantee Agreement.

          (ii) The execution, delivery and performance by the Indenture Trustee of the Indenture, the execution, delivery and performance by the Property Trustee of the Trust Agreement, and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Indenture Trustee, the Property Trustee and the Guarantee Trustee, respectively. The Indenture has been duly executed and delivered by the Indenture Trustee, and constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by the Permitted Exceptions. The Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes the legal, valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, except as enforceability thereof may be limited by the Permitted Exceptions. The Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee, and constitutes the legal, valid and binding obligation of the Guarantee Trustee, enforceable against the Guarantee Trustee in accordance with its terms, except as enforceability thereof may be limited by the Permitted Exceptions.

          (iii) The execution, delivery and performance of the Indenture by the Indenture Trustee, does not conflict with or constitute a breach of the articles of organization or bylaws of the Indenture Trustee. The execution, delivery and performance of the Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the articles of organization or bylaws of the Property Trustee. The execution, delivery and performance of the Guarantee Agreement by the Guarantee Trustee does not conflict with or constitute a breach of the articles of organization or bylaws of the Guarantee Trustee.

          (iv) No consent, approval or authorization of, or registration with or notice to, any Massachusetts or federal banking authority is required for the execution, delivery or performance by the Indenture Trustee of the Indenture. No consent, approval or authorization of, or registration with or notice to, any Massachusetts or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Trust Agreement. No consent, approval or authorization of, or registration with or notice to, any Massachusetts or federal banking authority is required for the execution, delivery or performance by the Guarantee Trustee of the Guarantee Agreement.

    (g) At the Closing Time, (i) the Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations; the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or the Trust, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of Offeror's knowledge, threatened against the Company or the Trust that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the best knowledge of the Offerors, threatened against the Company or the Trust before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company or the Trust, other than as set forth in the Prospectus, (iv) the Company and the Trust shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (v) the representations and warranties of the Offerors set forth in Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Financial Officer of the Company dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act; and (B) they have reviewed the Registration Statement and the Prospectus and, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement, nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth.

    (h) You shall have received from Ernst & Young LLP letters dated, respectively, the date hereof (but delivered prior to the execution of this Agreement) and the Closing Time and the Date of Delivery, in form heretofore agreed, with such variation, as may be reasonably acceptable to you.

    (i) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Trust, the performance of any of the covenants of the Company and the Trust, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Trust at or prior to the Closing Time in connection with the authorization, issuance and sale of the Preferred Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company and the Trust will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

    (j) The NASD, upon review of the terms of the public offering of the Preferred Securities, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

    (k) Subsequent to the date hereof, there shall not have occurred any of the following: (i) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Preferred Securities or enforce contracts for the sale of the Preferred Securities, or (ii) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Stock Market, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by the NASD or by order of the Commission or any other governmental authority, or
(iii) if there has been any downgrading in the rating of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or
(iv) if a banking moratorium has been declared by federal or New York, Kentucky or Tennessee authorities, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company or the Trust, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company and the Trust at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Section 6 shall remain in effect.

    The several obligations of the Underwriters to purchase Option Preferred Securities hereunder are subject to the satisfaction on and as of any Date of Delivery for Option Preferred Securities of the conditions set forth in this
Section 5, except that, if any Date of Delivery for Option Preferred Securities is other than the Closing Time, the certificates, opinions and letters referred to in paragraphs (b), (c), (d), (e) and (f) shall be revised to reflect the sale of Option Preferred Securities.


    Section 6.  Indemnification and Contribution.

    (a) Each of the Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of the Company or the Trust herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Trust or based upon written information furnished by or on behalf of the Company or the Trust filed in any jurisdiction in order to qualify the Preferred Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Trust by any Underwriter expressly for use therein. In addition to its other obligations under this Section 6(a), the Company and the Trust agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse the Underwriters on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Trust's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Company and the Trust may otherwise have. Each of the Company and the Trust will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

    The indemnity agreement in this Section 6(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the 1933 Act to the same extent as such agreement applies to the Underwriters.

    (b) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company and the Trust may become subject, under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriter herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company or the Trust by such Underwriter expressly for use therein; and will reimburse the Company or the Trust for any legal or other expenses reasonably incurred by the Company or the Trust in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this Section 6(b), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b), they will reimburse the Company and the Trust on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company and the Trust for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company or the Trust, as the case may be, within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have. No Underwriter will, without the prior written consent of the Company and the Trust, settle or compromise or consent to the entry of judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Company or the Trust is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Company and the Trust from all liability arising out of such action or claim (or related cause of action or portion thereof).

    The indemnity agreement in this Section 6(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and the Trust and each person, if any, who controls the Company and the Trust within the meaning of the 1933 Act to the same extent as such agreement applies to the Company and the Trust.

    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in subsection (a) or (b) shall be available to any party who shall fail to give notice as provided in this subsection (c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under Section 6. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that if the indemnified party has been advised by counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company or the Trust, the Company or the Trust shall only be obligated to pay the reasonable fees and expenses of a single law firm (and any reasonably necessary local counsel) employed by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

    (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 6(a) and (b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 6(a) and (b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 6(a) and
(b).

    (e) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 6 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Trust, on the one hand and the Underwriters on the other shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Trust, and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible pro rata for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and (b) the Company and the Trust are responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Company and the Trust, on the one hand, and the Underwriters on the other shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Trust, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Trust, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 6(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this Section 6(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this Section 6(e) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this
Section 6(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company or each trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust, within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Trust.


    Section 7. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Offerors or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors, or any Underwriter or controlling person, and with respect to an Underwriter or the Offerors will survive delivery of and payment for the Preferred Securities or termination of this Agreement.


    Section 8.  Effective Date of Agreement and Termination.

    (a) This Agreement shall become effective immediately as to Sections 4 and 6 and, as to all other provisions, at 10:00 a.m. E.D.T. on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time as you may determine on and by notice to the Company or by release of any of the Preferred Securities for sale to the public. For the purposes of this Section 8, the Preferred Securities shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Preferred Securities or upon the release by you of telegrams (i) advising the Underwriters that the Preferred Securities are released for public offering, or (ii) offering the Preferred Securities for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 hereof.

    (b) You may terminate this Agreement, by notice to the Company and the Trust, at any time at or prior to the Closing Time (i) in accordance with the last paragraph of Section 5 of this Agreement, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, properties, assets, results of operations or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, or (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Preferred Securities, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Stock Market or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by the NASD or by order of the Commission or any other governmental authority, or (v) if there has been any downgrading in the rating of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or (vi) if a banking moratorium has been declared by federal or New York, Kentucky or Tennessee authorities, or (vii) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or (viii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

    (c) If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Section 6 shall remain in effect.


    Section 9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Preferred Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

    (a) If the aggregate number of Firm Preferred Securities which are Defaulted Securities does not exceed 10% of the aggregate number of Firm Preferred Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters, and

    (b) If the aggregate number of Firm Preferred Securities which are Defaulted Securities exceeds 10% of the aggregate number of Firm Preferred Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9.


    Section 10. Default by the Company. If the Company or the Trust shall fail at the Closing Time to sell and deliver the aggregate number of Firm Preferred Securities that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 4 and except that the provisions of
Section 6 shall remain in effect.

    No action taken pursuant to this Section shall relieve the Company or the Trust from liability, if any, in respect to such default.


    Section 11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103, Attention: Randy Coley (with a copy sent in the same manner to King & Spalding, 120 West 45th Street, New York, New York 10036, Attention: Stephen M. Wiseman); and notices to the Company shall be directed to it at 208 North Mayo Trail, Pikeville, Kentucky 41501 Attention:
Richard M. Levy, Chief Financial Officer (with a copy sent in the same manner to Greenebaum Doll & McDonald PLLC, 1400 Vine Center Tower, Lexington, Kentucky 40593 Attention: Nicholas R. Glancy).


    Section 12. Parties. This Agreement is made solely for the benefit of and is binding upon the Underwriters, the Company and the Trust to the extent provided in Section 6, any person controlling the Company, the Trust or any of the Underwriters, the officers, directors and trustees of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 6, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Preferred Securities.

    All of the obligations of the Underwriters hereunder are several and not joint.


    SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE. SPECIFIED TIME OF THE DAY REFERS TO UNITED STATES EASTERN TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT.


    Section 14. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, and upon the acceptance hereof by the Underwriters, this instrument will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    COMMUNITY TRUST BANCORP, INC.


                                    By:________________________________
                                      Name:
                                      Title:


                                    CTBI PREFERRED CAPITAL TRUST

                                    By:  COMMUNITY TRUST BANCORP, INC., on
                                         behalf of CTBI Preferred Capital Trust


                                         By:___________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above:

MORGAN KEEGAN & COMPANY, INC.

By:_______________________________
   Name:
   Title:


J.J.B. HILLIARD, W.L. LYONS, INC.

By:_______________________________
   Name:
   Title:

                                   SCHEDULE A

                                                          Number of Firm
                                                        Preferred Securities
                                                          to be Purchased
                                                        --------------------

Underwriter
-----------
Morgan Keegan & Company, Inc.

J.J.B. Hilliard, W.L. Lyons, Inc.


TOTAL

                                  Schedule B



                    Community Trust Bank, N.A.
                    Community Trust Bank, FSB
                    Trust Company of Kentucky
                    Commercial Bank, West Liberty, Kentucky